Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED APRIL 30, 2012
TO PROSPECTUS DATED APRIL 30, 2012

Effective April 30, 2012, The Flex-funds Prospectus is amended as follows:

Spectrum Fund is not available for purchase at this time.

This Supplement and the Prospectus dated April 30, 2012 provide information a prospective investor ought to know before investing.  Please keep this supplement for future reference.